                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: JULY 21, 2004



                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Delaware                         0-21352                    31-1177192
----------------              ---------------------       ----------------------
(STATE OR OTHER               (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)




                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On July 21, 2004, Applied Innovation Inc. (the "Company") issued a press release regarding the termination of Matthew P. Bruening as Vice President of Sales. A copy of the Company's press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (C)   EXHIBITS.

       Exhibit No.                          Description
          99.1       Press Release, dated July 21, 2004, entitled "Applied
                     Innovation Announces Management Change"

          99.2       Press Release, dated July 21, 2004, entitled "Applied
                     Innovation Reports Second Quarter 2004 Financial Results"

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On July 21, 2004, Applied Innovation Inc. (the "Company") issued a press release regarding its financial results for the second quarter ended June 30, 2004. A copy of the Company's press release is furnished as Exhibit 99.2 to this Form 8-K and is incorporated into this Item 12 by reference.

      The information in Item 12 of this Form 8-K, including Exhibit 99.2 hereto, shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

      The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and other factors described from time to time in the Company's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.




                                       2
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          APPLIED INNOVATION INC.


Date:  July 21, 2004                By:   /s/ Michael P. Keegan
                                          -------------------------------------
                                          Michael P. Keegan, Executive Vice
                                          President and Chief Operating Officer

                                  EXHIBIT INDEX

      Exhibit No.                           Description
          99.1       Press Release, dated July 21, 2004, entitled "Applied
                     Innovation Announces Management Change"

          99.2       Press Release, dated July 21, 2004, entitled "Applied
                     Innovation Reports Second Quarter 2004 Financial Results"